 The Brink’s Company
 Dallas, Texas
 October 7, 2010

Exhibit 99-1

 The Brink’s Company
Edward A. Cunningham
Director - Investor Relations

 Agenda
Overview     Michael Dan

Financial Review    Joe Dziedzic

Global Synergies    Ron Rokosz

Security     Mike Beech
Global Services    Amit Zukerman
Asia Pacific    Ron Rokosz
EMEA     Mike Cazer
North America    Larry Rodo

Latin America    Tom Maffey

 Forward-Looking Statements
This presentation, including questions and answers, contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995.
Actual results could differ materially from projected results. Additional information regarding factors that could affect financial performance is in our press release dated
July 29, 2010, and in our filings with the Securities and Exchange Commission, including our most recent forms 10-K and 10-Q. Information included in this presentation is representative as of today only and the company assumes no obligation to update any forward-looking statements.

 The Brink’s Company
Michael T. Dan
Chairman, President and
Chief Executive Officer

 A Long History of Success

Established
1859

 Secure Logistics - State of the Industry

 ◆ Cash is growing everywhere
 ◆ A Dangerous World
 ◆ Financial Crisis and Recession
Loomis
G4S
Others
Prosegur
Global Market Share
Total $14 Billion
Leading Share in Fragmented Market
19%
15%
8%
12%
46%
Source: Internal Estimates

 How We Manage Brink’s

◆ Invest to protect employees and customer assets
◆ Global strategy
◆ Disciplined execution

 How We Will Grow

◆ Maximize profits in developed markets
◆ Invest in:
 ¡ Higher-margin “solutions”
 ¡ Emerging markets
 ¡ Adjacencies - commercial security,
 payment processing

 The Brink’s Company
Joseph W. Dziedzic
Vice President and Chief
Financial Officer
Financial Review

 Revenue Dynamics
Demonstrated
Growth
Global Recession

($ millions)
8 - 10%
Growth
Note: Revenues are non-GAAP. See Appendix for reconciliation to GAAP.
Low to mid
single-digit
Organic Growth

Demonstrated
Growth
Global Recession
Growth +
Margin Expansion
($ millions)
Margin Rate
7.6% 7.5%
Margin Rate
6.0% 6.5 - 7.0%
Back to
Growth
+ 50 bps Per Year
10% Margin Rate
 Segment Profit Dynamics
Note: Segment Operating Profit is non-GAAP. See Appendix for reconciliation to GAAP.

 Regional Revenue and Margin Outlook

Revenue Outlook
 GDP+  GDP  Strong Growth Strong Growth
Long-Term Margin Outlook
 +50-75 bps/year  + 50 bps/year,   Low teens  Low teens
 ~7% target 10% Target
($ millions)
* 2009 revenues are non-GAAP. See Appendix for reconciliation to GAAP.
Latin America
Asia
North America

CFOA *
(excluding legacy liabilities)
$792
Generated
Uses of Cash
($ millions)
 Cash Flow Generation & Uses
Solid Cash Generation Supports Growth
* See reconciliation to GAAP in Appendix.

2007 - 2009
($ millions)
 Capital Expenditures
Investing for Growth… Facilities, Emerging Markets & CompuSafe
Spend by Category
5.4%
5.2%
5.2%
% of Revenue
~65% of Growth since
‘07 from CompuSafe®
Service

 Financial Summary

◆ Strong Balance Sheet
 ▪ $143 cash, $330 unused credit
 ▪ Investment Grade Credit rating
 BBB/Baa2
◆ Manageable legacy liabilities
 ▪ Total underfunding $375M
 ▪ ~$135M cash outflow ‘10-‘14
◆ Proactive in Venezuela
 ▪ Continue local investment
 ▪ Strong local management
◆ ~ 40% capex spend focused
 on emerging markets +
 CompuSafe
◆ Historical revenue growth
 primarily organic
 ▪ Only $0.4 billion of 2010 revenue
 from ‘00 - ’10 acquisitions
 ▪ Strong growth in most regions
◆ Recent BRIC acquisitions
 deliver $140 in annualized
 revenue in 2010… strong
 growth platforms
Financial Strength
Growth Investments
($ millions)

 Long-Term Outlook

◆ North America
 ▪ Solutions focus… GDP growth
 ▪ Productivity…10% profitability
◆ Latin America
 ▪ Strong growth… solutions… CIT…
 inflation… adjacency expansion
 ▪ Sustain margins
◆ EMEA
 ▪ GDP in Europe… Russia, Mid-East,
 Africa expansion
 ▪ Profit turnaround…execution
◆ Asia
 ▪ High value services growth…
 disciplined CIT & adjacency
 expansion
 ▪ Accretive margins
Deliver for customers, employees,
shareholders
Revenue
8 - 10%
Growth
Segment
Profits
Future

Global Synergies
 Brink’s Operations
Ronald F. Rokosz
Executive Vice President
Chief Operating Officer
Brink’s, Incorporated

 Global Footprint - We Cover the World

2009 Revenue $2.9B*
NORTH AMERICA
LATIN AMERICA
EMEA
ASIA PACIFIC
Employees: 12,000
Revenue: $894 million
Employees: 22,500
Revenue $667 million*
Employees: 21,300
Revenue: $1.3 billion
Employees: 3,600
Revenue: $79 million
*2009 revenues are non-GAAP. See Appendix for reconciliation to GAAP.

   ...to be the worldwide leader
 in secure logistics and security
 solutions.
Our vision is...
 Our Vision

 Our Focus
◆ Core Business Maximization

◆ Solutions Delivery
◆ Long-Term Growth

 How We Operate

Solutions, Adjacency and Product Dev.
Productivity
People Development
Security
Global Service Business
Country Level Operations
Global Process Expertise
 Global Strategy… Decentralized Operations… Global Process Expertise

 Our Fundamental Values
People • Trust • Innovation
PEOPLE
Commitment to employees
Teamwork and respect
Safety and security
Operational excellence
TRUST
Ethics and integrity
Corporate citizenship
Reliability
INNOVATION
Market-driven culture
Technology focus
Disciplined risk-taking

 Brink’s Global Security
Michael F. Beech
Vice President - Security
Brink’s, Incorporated

SECURITY
Is Everyone's Responsibility
 ◆ Get Our People Home Safe Every Night
 ◆ Mitigate Our Risk
 ◆ Strengthen Our Brand
 ◆ Improve Profits

 It’s a Dangerous World

 Under Cover of Darkness…
Security Video

Security Video
 …In Broad Daylight

Security Video
 Branch Invasion

 The Brink's Difference
◆ Polar Mist Sunk
◆ $16 M lost
◆ $13 M in salvage
 and legal expenses

Security Video
 Investing in Security

Major Insurance Industry Claims $232 Million*
* January 2007 - July 2010
 The Brink's Difference

$0 Attributed to Brink’s
Source: London Insurance Market

 Global Expertise… Local Execution
 Get Our People Home Safe Every Night
 Mitigate Our Risk
 Strengthen Our Brand
 Improve Profits
◆ Train
◆ Develop Directives,
 Regulations, Process and
 Procedures
◆ Assess Risk, Investigate,
 and Audit
◆ Collaborate - lessons learned
 and best practices

 Final Thought - The Brink’s Difference

“A dollar not lost is a dollar earned.”

 Brink’s Global Services
Business Overview
Amit Zukerman
President - BGS

 Around the World, Around the Clock
Airports around
the world
500
Cities served
worldwide
5,000
Subcontractors
worldwide
100
1,500
High value
shipments per
day
1,800
Dedicated staff
worldwide
Customers served
worldwide
7,000
Daily
flights
250
Metric tons of valuables
shipped per year
25,000

 Diversified Portfolio of Valuables

 Demonstrated Growth in Global Services

Regional Revenue
2009
Strong Growth at
Accretive Margins
Revenue

Provider	Single Service Provider	Door to Door	Low Cost	Speed	Supply Chain Logistics	Risk Management	Insurance coverage	Physical Security
Postal Services
Courier
Freight Forwarder
Third Party Logistics (3PL)
Secure Logistics
 The Brink’s Difference: Added Value

Packing
Storage
Pickup
Inventory
Management
Call-off centre
Pick/Pack
Forwarding
Customs clearance
Flight
Consolidation
Delivery to Airline Ready for Carriage
Airline Handling
Flight
Hub Handling
Deconsolidation
Airline Handling
Storage
Processing
Inventory Management
Replenishment
Delivery/ Distribution
Customs clearance
 Secure Logistic Supply Chain
Our differentiated strategy

 Adding Value at Every Stage
Secure, Efficient and Cost Effective

 BGS Summary
◆ Market leader
◆ Global footprint
◆ Diverse portfolio
◆ Consistent record of
 growth
◆ Bright Future

Ronald F. Rokosz
Executive Vice President
Chief Operating Officer
Brink’s , Incorporated
 Brink’s Asia Pacific
Business Overview

 Scope of Operations - Asia Pacific

India
China
Australia
Japan
Hong Kong
Thailand
Taiwan
Singapore
New
Zealand
Brunei

 Asia Pacific Financial Performance
Profitability
~ 9% Margins
 ◆  50 bps Improvement Per Year
 ◆  Low Teens Target
Profitability
~ 11% Margins

Solid
Growth
Global Recession…
Slower Growth +
Acquisitions
Revenue
Acquisitions Drive
Growth
($ millions)

Michael J. Cazer
President - Brink’s Europe
Business Overview
 Brink’s Europe, Middle East, Africa

 Scope of Operations - EMEA
France
Greece
Neth.
Belg.
Ireland
Poland
Germany
Turkey
Madagascar
Mauritius
Russia
Hungary
Israel
Bahrain
Italy
Liechtenstein
Monaco
Reunion
South Africa
Botswana
Switzerland
Ukraine
U.A.E.
U.K.
Namibia
Norway
Romania
Qatar
Saudi
Arabia
Sweden
Tajikistan
Tanzania
Zambia
Zimbabwe
Andorra
Angola
Austria
Azerbaijan
Cameroon
Cote
d’lvoire
Croatia
Cyprus
DRC
Denmark
Egypt
Estonia
Finland
Georgia
Ghana
Gibraltar
Iceland
Kazakhstan
Kyrgyzstan
Latvia
Kenya
Mozambique
Kuwait
Armenia

 Threat Environment

◆ Wide range of threat levels
◆ Security and weapons
 regulations vary by country
◆ Tailored approach bolstered
 by Brink’s security best
 practices

 EMEA 2009 Revenue - $1.3 Billion

 Products and Services
◆ Core
 ▪ Cash in Transit (CIT)
 ▪ ATM Services
◆ High Value Services
 ▪ Money Processing
 ▪ CompuSafe® Service
 ▪ Air Courier/Global
 Services
 ▪ Precious Metals
 ▪ Domestic Courier
 ▪ Cash Handling & Back
 Office Outsourcing
◆ Security Services
 ▪ Monitoring
 ▪ High-end Guarding
 Solutions

 EMEA Financial Performance
Profitability
~5% Margins
Profitability
~2% Margins
 ◆  Expanding +50-75 bps Per Year
 ◆  Target ~7% Margins

Strong
Growth
Global Recession…
Dispositions +
Weakening Currency
Revenue
($ millions)

 How We Will Fix and Grow EMEA
 Fix underperforming
 countries
 Invest in emerging
 markets
 Reinforce strong
 operations with customer
 solutions

 Summary - Europe, Middle East and Africa
◆ Sluggish economies and banks & retailers under pressure
◆ Increasing outsourcing by banks and central banks
◆ Progress in fixing underperforming countires
◆ Growth in solutions and developing markets
◆ Outlook
 ▪ Revenue Growth:
 ▪ Margin Growth

Business Overview
 Brink’s North America
Lawrence F. Rodo
President - Brink’s U.S.
& EVP - North America

 Scope of Operations - North America
2009 Revenue
$894 M

 Threat Environment

◆ Attacks increasing for industry
◆ Attacks on Brink’s are down
◆ Training and tactics are the difference

 North America 2009 Revenue - $894 Million

◆ Core
 ▪ Cash in Transit (CIT)
 ▪ ATM Maintenance
◆ High Value Services
 ▪ Currency Processing
 ▪ CompuSafe® Service
 ▪ Coin Processing
 ▪ Air Courier/Global Services
 ▪ Check Imaging
 ▪ Diamonds and Jewelry
 ▪ Precious Metals
 ▪ Virtual Vault
 ▪ Document Destruction
 ▪ Web Information Tools
 ▪ Track and Trace
 ▪ Secure Data Solutions
 Products and Services

 North America Financial Performance
Profitability
~ 7% Margins
Profitability
~ 5% Margins
 ◆  50 bps Per Year Improvement
 ◆  10% Long-Term Target

Solid
Growth
Global Recession
Historical Growth
Rate with Improved
Margins
($ millions)
Revenue

 How We Will Grow - North America

¿  Maximize the core
 ¡ Reduce cost, improve processes
 ¡ Lean principles
¿ Deliver solutions
 ¡ CompuSafe® Service
 ¡ Retail back office automation
 ¡ Virtual Vault
 ¡ Transaction processing

 Summary - North America

◆ Market leader with broad footprint
◆ High-risk environment
◆ Stay disciplined, focus on service and security
◆ Reduce costs
◆ Provide solutions

 Brink’s Latin America
Thomas C. Maffey
VP - Latin America
Business Overview

 Scope of Operations - Latin America

2009 Revenue *
$667 M
* Revenues are non-GAAP. See reconciliation to GAAP in Appendix.
Brazil
Argentina
Chile
Venezuela
Colombia
Panama
Puerto Rico
Bolivia

 Threat Environment
◆ More violent
◆ Increasingly sophisticated
◆ Customers value security

 Latin America 2009 Revenue - $667 Million*

Customers
Line of Business
* Revenues are non-GAAP. See reconciliation to GAAP in Appendix.

 Products and Services
◆ Core
 ▪ Cash in Transit (CIT) / ATM
◆ High Value Services
 ▪ Money Processing
 ▪ CompuSafe® Service
 ▪ Air Courier/Global Services
 ▪ Check Imaging
 ▪ Secure Cargo
 ▪ Precious Metals
 ▪ Domestic Courier
 ▪ Back office and Treasury
 ▪ Electronic Payment/Collections
◆ Security Services
 ▪ Monitoring
 ▪ Guarding

 Latin America Financial Performance
Profitability
~ 11% Margins
Profitability
~ 14% Margins
Sustained Profitability

Strong
Growth
Global Recession…
Still Growing
Continued Growth…
With Margins
Revenue
($ millions)
* Revenues and profitability are non-GAAP. See reconciliation to GAAP in Appendix.

 How We Will Grow - Latin America
◆ Acquisitions to
 strengthen and
 expand footprint
◆ Develop Supply
 Chain Solutions
◆ Commercial Security

 Summary - Latin America

◆ Growing economies
◆ High-risk threat
 environment
◆ Continued Strong
 Revenue and Profit
 Growth

 The Brink’s Company
Michael T. Dan
Chairman, President and
Chief Executive Officer

 Long-Term Outlook

◆ North America
 ▪ Solutions focus… GDP growth
 ▪ Productivity…10% profitability
◆ Latin America
 ▪ Strong growth… solutions… CIT…
 inflation… adjacency expansion
 ▪ Sustain margins
◆ EMEA
 ▪ GDP in Europe… Russia, Mid-East,
 Africa expansion
 ▪ Profit turnaround…execution
◆ Asia
 ▪ High value services growth…
 disciplined CIT & adjacency
 expansion
 ▪ Accretive margins
Deliver for customers, employees,
shareholders
Revenue
8 - 10%
Growth
Segment
Profits
Future

 The Brink’s Company
 Dallas, Texas
 October 7, 2010

Appendix

 Glossary
CFOA   Cash Flow from Operating Activities
GAAP   Generally Accepted Accounting Principles in
    the United States
Organic Growth Growth excluding changes for acquired or
 disposed businesses, and changes due to fluctuations of
 currency exchange rates

Revenue
($ millions)

 Reconciliation to GAAP
Revenue
($ million
      2000   2008  2009
 Non-GAAP Revenues  $1,444  2,990  2,897
 Results in Venezuela under GAAP are   _   174   238
 translated using official currency exchange
 rate; under non-GAAP, translated using
 parallel market currency exchange rate (a)
     ______  _____  _____
 GAAP Revenues   $1,444  3,164  3,135
(a) See page 39 of the 2009 Form 10-K.

 Reconciliation to GAAP
Segment Operating Profit
($ millions)
      2000 2008 2009
 Non-GAAP Segment Operating Profit  $110  223  175
 Results in Venezuela under GAAP are    -  49  39
 translated using official currency exchange
 rate; under non-GAAP, translated using
 parallel market currency exchange rate (a)
 Non-Segment Income (Expense)   (20)  (43)  (47)
      ____  ____ ____
 GAAP Operating Profit   $90  229  167
(a) See page 39 of the 2009 Form 10-K.

 Reconciliation to GAAP
     2000 2008 2009 2000-08 2009-10(b)
Non-GAAP    $342 627 667  11% 14%
Results in Venezuela under GAAP are   _ 174 238  1  _
translated using official currency exchange
rate; under non-GAAP, translated using
parallel market currency exchange rate (a)

     ____ ____ ____  ____ ____
GAAP     $342  801  905  12%  14%
(a) See page 39 of the 2009 Form 10-K.
(b) Includes forecasted 2H10 period.
Latin America
($ millions)

 Revenues
 Average Segment
Operating Profit Margin

 Reconciliation to GAAP
Cash Flow from Operating Activities (“CFOA”)
($ millions)
       2007 2008 2009
Non-GAAP CFOA before Legacy Liabilities   $283  263  246
Excluded Cash Flows (a):
 Discontinued Operations     192  173  24
 U. S. Pensions Contributions    (14)  (2)  (97)
 Black Lung Contributions      (7)  (7)  (8)
 Current Tax Benefit on U. S. Pension Contribution   _  _  30
       ____ ____ ____
GAAP CFOA      $454  427  195
(a) CFOA before Legacy Liabilities is a non-GAAP measure that excludes some cash flows that are reported as CFOA under GAAP. We believe the non-GAAP CFOA measure is useful to analyze the cash generation of the company without the effect of cash flows related to these items.

 Cash Flows - GAAP
($ millions)

      2007 2008 2009

  CFOA    $454 427 195

  Investing Activities   (318) (360) (241)

  Financing Activities    (85)  -   (47)
      ____ ____ ____
   Total    $51   67  93
Source: 2009 Form 10-K